EXHIBIT 10.16

NORMANDY GOLD LTD

(ACN 650 899 844)

(PURCHASER)

and

TIMBERLINE RESOURCES CORPORATION

(VENDOR)

MEMORANDUM OF AGREEMENT

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TA B L E OF C O N TE N TS

1	DEFINITIONS		1

	1.1	Interpretation	2

2.	ACCESS TO SEVEN TROUGHS PROJECT INFORMATION		3

3.	FORMAL AGREEMENT		3

4.	EXCLUSIVITY PERIOD		3

5.	CONDITIONS PRECEDENT		4

	5.1	Conditions	4
	5.2	Satisfaction or waiver	4

6.	KEY TRANSACTION CRITERIA		5

	6.1	Commercial Terms	5
	6.2	Transition Period	5
	6.3	Initial Payment	6
	6.4	Representations and warranties	6

7.	ADVERSE TAX OR DUTY FINDING		6

8.	NO ANNOUNCEMENTS		6

9.	GOVERNING LAW		6

10.	COSTS		6

11.	GST		6

12.	COMPLIANCE WITH LAWS		7

13.	LEGAL STATUS AND EFFECT OF THIS MOA		7

SCHEDULE 1 – COMMERCIAL TERMS			9

SCHEDULE 2 – SEVEN TROUGHS PROJECT			21

SCHEDULE 3 – WARRANTIES			30

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THIS AGREEMENT is made the   day of  2022

BETWEEN

Normandy Gold Ltd (ACN 650 899 844) of 954 Wellington Street, West Perth, Western Australia, 6005 (Purchaser);

AND

Timberline Resources Corporation (TLRS) of 101 E. Lakeside Ave., Coeur d’Alene, ID 83814 USA (Vendor).

R E C I TA L S

A.	The Purchaser is a company registered in Australia that is seeking to list on the ASX.

B.	Subject to satisfaction of the Conditions, the Vendor and the Purchaser (or its nominee) agree to implement and conclude a transaction through which the Vendor grants to the Purchaser (or its nominee) the sole and exclusive right to earn up to an undivided 75% interest in the Seven Troughs Project, located in Pershing County, Nevada, USA (the Proposed Transaction).

C.	The purpose of this MOA is to set out the key terms of the Proposed Transaction which shall apply and confirm certain clauses which shall be binding upon the Parties until the Formal Agreement is executed.

IT IS AGREED as follows:

1.	DEFINITIONS

ASIC means the Australian Securities & Investments Commission;

ASX means the securities exchange operated by ASX Limited;

ASX Listing Rules means the listing rules of the ASX;

Commercial Terms means the document entitled “Draft Term Sheet – Seven Troughs Gold Project Earn-in Joint Venture” attached to and forming part of this MOA as Schedule 1;

Competing Proposal means a proposal by a Third Party to directly or indirectly acquire or become the holder of or otherwise have an economic interest in (whether by purchase of assets, tender, offer or otherwise) any of the assets the subject of the Proposed Transaction;

Conditions means the conditions in clause 5.1;

Corporations Act means the Corporations Act 2001 (Cth);

Exclusivity Period means the period commencing on the date of this MOA and ending on the date that is 12 months from the date of this MOA;

Formal Agreement means the sale and purchase agreement intended to be entered into between the Purchaser (or its nominee) and the Vendor as referred to in clause 3;

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GST means a tax levied on the value of services in Australia in accordance with the A New Tax System (Goods and Services Tax) Act 1999 (Cth);

Material Adverse Change means in respect of a Party any one or more events, occurrences or matters which individually or when aggregated with all such events, occurrences or matters has or would be likely to have a material adverse effect on the business properties, financial condition, results, operations of the Party and its subsidiaries taken as a whole, but does not include:

(a)	an event, occurrence or matter required to be undertaken or procured pursuant to this MOA or the Formal Agreement;

(b)	any change (excluding changes to taxation laws or policies) in accounting standards, laws, regulations or policy;

(c)	general economic financial, currency exchange, securities or commodity market conditions;

(d)	any event that affects the other Party in a substantially consistent and proportionate manner as the above events;

MOA means this document, as varied from time to time;

Party means a party to this MOA;

Proposed Transaction has the meaning set out in paragraph B under the section headed “Recitals” to this MOA and incorporates the Commercial Terms;

Purchaser Warranties means the warranties given by the Purchaser as set out in Part 2 of Schedule 3;

ROFR Period means the right of first refusal period of the Purchaser for a period of 45 days following receipt of the Sell Offer to accept the Sell Offer in full;

Seven Troughs Project means the Seven Troughs Gold Project in Pershing County, Nevada, United States of America, comprising the 64 patented claims and 238 unpatented mining claims detailed in Schedule 2;

Third Party means a party or person who is not a party to this MOA;

USA means the United States of America; and

Vendor Warranties means the warranties given by the Vendor as set out in Part 1 of Schedule 3 to this MOA.

1.1	Interpretation

In the interpretation of this MOA, unless there is something in the subject or context inconsistent therewith:

(a)	words importing the singular include the plural and vice versa;

(b)	headings used in this MOA are for convenience only and shall not be used in the interpretation or construction of this MOA;

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(c)	references to the clauses, sub-clauses, paragraphs and schedules are references to clauses, sub-clauses, paragraphs and schedule respectively to or of this MOA;

(d)

a reference to any Statute or any Act of any Parliament or to any section or provision thereof shall be read as a reference to that Statute, Act, section or provision as amended or substituted and includes all regulations and orders made thereunder;

(e)	references to currency means US dollars (USD) unless stated otherwise;

(f)	references to time are to local time in Nevada; and

(g)	“including” and similar expressions are not words of limitation.
2.	ACCESS TO SEVEN TROUGHS PROJECT INFORMATION

(a)

During the Exclusivity Period the Vendor shall provide the Purchaser and its advisors with reasonable access to records and information in relation to the Seven Troughs Project. Any site visits by the Purchaser or its representatives or other access to the Seven Troughs Project during the Exclusivity Period or otherwise will be at the sole risk of the Purchaser and the Purchaser indemnifies the Vendor from any and all claims, damages or other liabilities resulting therefrom.

(b)	the Vendor agrees to be available as reasonably required to answer the Purchaser’s questions in relation to the records and information provided by the Vendor in relation to the Seven Troughs Project.

3.	FORMAL AGREEMENT

(a)

During the Exclusivity Period, the Parties will negotiate in good faith a Formal Agreement and any related documentation. The Parties agree to use reasonable efforts to be in a position to execute the Formal Agreement by the conclusion of the Exclusivity Period (or such later date as may be agreed).

(b)	The Formal Agreement will:

(i)	replace this MOA;

(ii)	set out the detailed terms and conditions which will apply to the Proposed Transaction;

(iii)	reflect and (in accordance with clause 13) be consistent with the Commercial Terms, as well as the provisions set out in this MOA, particularly clause 6; and

(iv)	set out other matters which may be identified as the Parties seek to implement the Proposed Transaction in accordance with the Indicative Timetable.

4.	EXCLUSIVITY PERIOD

Subject to the provisions below, during the Exclusivity Period the Vendor must:

(a)	not solicit, seek or invite any Competing Proposal;

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(b)

not engage in any negotiations with regard to a Competing Proposal, but may discuss on the basis of non-confidential information contingency or other plans that do not compete with the Proposed Transaction; and

(c)	not provide any information to a person which might be expected to lead to a Competing Proposal.

5.	CONDITIONS PRECEDENT

5.1	Conditions

The Proposed Transaction will be subject to the following conditions precedent and other conditions precedent which may be identified as a result of the negotiation of the Formal Agreement:

(a)	the Purchaser completing technical, financial and legal due diligence on the Seven Troughs Project, to its satisfaction;

(b)	no Material Adverse Change occurring in relation to the Seven Troughs Project;

(c)	the Vendor Warranties being and remaining true and correct;

(d)	the Purchaser Warranties being and remaining true and correct;

(e)

conditional approval being obtained from the ASX to admit the securities of the Purchaser to trading on the official list of the ASX (after the Purchaser complies with Chapters 1 and 2 of the ASX Listing Rules) and those conditions being to the reasonable satisfaction of the Purchaser;

(f)	no government agency has taken any action to prevent the Proposed Transaction taking effect; and

(g)	all necessary approvals being obtained from the ASX or as required under Australian or USA law to implement and otherwise support the Proposed Transaction.

5.2	Satisfaction or waiver

(a)	Both Parties must use reasonable efforts to cause the Conditions to be met in a timely manner and otherwise in accordance with the terms of this MOA.

(b)

The Conditions in clauses 5.1(a), 5.1(c), 5.1(e) and 5.1(f) can only be waived by the Purchaser, at its absolute discretion. The Condition in clause 5.1(d) can only be waived by the Vendor, at its absolute discretion. The other Conditions are for the benefit of both Parties and may only be waived in writing by both Parties in their absolute discretion.

(c)

Each Party agrees to promptly inform the other Party of all material matters and information that comes into the possession of the first mentioned Party in relation to the status of the Conditions and progress towards satisfaction of the Conditions.

(d)

If the Conditions have not been satisfied or waived by the end of the Exclusivity Period, or such other date agreed by the Parties, either Party may terminate this MOA by notice in writing to the other Party in which case this MOA will be at an end and the Parties will be released from their obligations under this MOA, other than in respect of any breaches that occurred prior to termination (which shall survive termination).

(e)	Each Party agrees if the Conditions are not satisfied, the Initial Payment of USD50,000 will not be refunded.

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6.	KEY TRANSACTION CRITERIA

6.1	Commercial Terms

The Parties agree that the Formal Agreement will have terms and conditions that comply with and implement the key terms set out in the Commercial Terms in addition to such terms that are customary for transactions of a similar nature in Nevada, United States of America.

For the avoidance of doubt, if a decision to mine is made and the Vendor does not either:

(a)	elect to fund pro rata all future exploration and development expenditures; or

(b)	have its interest be diluted through the course of the Purchaser’s investment in accordance with the Commercial Terms;

and the Vendor wishes to sell all or any part of its interest in the Seven Troughs Project (Selling Interest), the Vendor must first provide written notice to the Purchaser offering to sell the Selling Interest to the Purchaser (Sell Offer):

(c)	the Purchaser will have the right for a period of 45 days following receipt of the Sell Offer (ROFR Period) to accept the Sell Offer in full

	(i)	To accept the Sell Offer, the Purchaser must give written notice of acceptance to the Vendor during the ROFR Period.

(d)

If the Purchaser does not accept the Sell Offer within the ROFR Period, the Vendor is free to convey the Selling Interest, the subject of the Sell Offer, to a third party, who is approved by the Purchaser (with such approval not to be unreasonably withheld), on terms no less favourable than the Sell Offer and free of any ongoing rights of the Purchaser.

6.2	Transition Period

Immediately upon signing of this MOA and before execution of the Formal Agreement (the Transition Period), the Vendor shall continue to maintain the Seven Troughs Project in the ordinary and regular course of business and make reasonable efforts to preserve any business organisation and commercial relationships in relation to the Seven Troughs Project, unless otherwise agreed by the Parties.

6.3	Initial Payment

For the avoidance of doubt, the initial payment of USD50,000 agreed in the Commercial Terms is non-refundable and must be paid by the Purchaser to the Vendor, by way of electronic transfer, immediately upon the signing of this MOA (Initial Payment).

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6.4	Representations and warranties

(a)	The Vendor will make and provide the Vendor Warranties.

(b)	The Purchaser will make and provide the Purchaser Warranties.

The warranties referred to above shall be given at the date of this MOA. The Vendor and Purchaser agree further customary warranties may be identified as a result of the negotiation of the Formal Agreement.

7.	ADVERSE TAX OR DUTY FINDING

The Parties agree that if either discovers prior to signing the Formal Agreement a material adverse tax, stamp or transfer duty consequence due to the structuring of the Proposed Transaction, the Parties will negotiate in good faith variations to this MOA and the Proposed Transaction to reduce or eliminate such adverse consequences, provided that no Party shall be obliged to agree to such variations if the result will put them in a worse economic position as compared to if the variations were not made.

8.	NO ANNOUNCEMENTS

Neither Party may make an announcement relating to the Proposed Transaction unless the announcement or publication:

(a)	is required by this MOA;

(b)	has the prior approval of the other Party; or

(c)	is required to be made by any applicable law or the listing rules applicable to the Party (or its ultimate parent company).

9.	GOVERNING LAW

This MOA is governed by the laws of the State of Nevada and the federal laws of the United States of America applicable therein and the Parties submit to the non- exclusive jurisdiction of the Courts in the State of Nevada for any proceedings arising out of this MOA.

10.	COSTS

Each party shall bear their own legal costs and expenses of negotiating, preparing and executing this MOA and the Formal Agreement and any other instrument executed under those documents.

11.	GST

(a)	Any amount referred to in this MOA and the Formal Agreement which is relevant in determining a payment to be made by one of the Parties to the other is exclusive of any GST unless indicated otherwise.

(b)

If GST is imposed on a supply made under or in connection with this MOA and the Formal Agreement, the consideration for the supply is increased by the rate at which the GST is imposed. The additional consideration is, subject to the supplier issuing a tax invoice to the recipient, payable at the same time and in the same manner as the consideration to which it relates.

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12.	COMPLIANCE WITH LAWS

(a)	The Parties must comply with all relevant laws in relation to the Proposed Transaction.

(b)

Where the provisions in this MOA are inconsistent with any provisions in the Corporations Act, policy requirement of ASIC, the provisions of the ASX Listings Rules or USA laws then the relevant provision shall be deemed to be amended to comply with the relevant requirement.

13.	LEGAL STATUS AND EFFECT OF THIS MOA

This MOA is intended to be legally binding on the Parties.

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EXECUTED by the Parties as an Agreement.

EXECUTED by NORMANDY GOLD LTD ACN 650 899 844 in accordance with section 127 of the Corporations Act 2001 (Cth):	) ) ) )

Signature of director	Signature of director/company secretary*

Oliver Kreuzer	Cameron O’Brien
Name of director	Name of director/company secretary*

*please delete as applicable

EXECUTED by TIMBERLINE RESOURCES CORPORATION in accordance with its constituent documents and place of incorporation:	) ) )

Signature of director	Signature of director/company secretary*

Patrick Highsmith	Leigh Freeman
Name of director	Name of director/company secretary*

*please delete as applicable

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SC H ED U L E 1 – COMMERCI A L T ER M S

DRAFT TERM SHEET

Seven Troughs Gold Project Earn-in Joint Venture

Date:	26 April 2022
Vendor:	Timberline Resources Corporation (TLRS) 101 E. Lakeside Ave., Coeur d'Alene, ID 83814 USA
Purchaser:	Normandy Gold Limited (NDY) ACN 650 899 844 945 Wellington St, West Perth, WA 6005, Australia
Property:	Seven Troughs Gold Project, Pershing County, Nevada, USA (Seven Troughs or Project) – See Exhibit A
Currency:	US Dollars
Governing Law:	Nevada
Agreement:	In exchange for a non-refundable payment of $50,000 from NDY (the "Earnest Money"), TLRS to grant NDY a 12 month exclusive option to enter into an earn-in joint venture agreement with TLRS regarding its Seven Troughs property. NDY to sole fund $5,000,000 over 6 years, make cash payments of $250,000 and issue 2M Normandy shares to TLRS to ultimately earn a 75% interest in the Project. Earn-In Period To earn an initial 51% interest in the Project, NDY must spend $2,000,000 in exploration expenditures and make cash payments of $250,000, as follows: • $100,000 of committed expenditures within the first 12 months from exercising the exclusive option; • $500,000 of expenditures within 24 months from exercising the exclusive option; • Payment to TLRS of $100,000 in cash at 24 months from exercising the exclusive option or at such time as TLRS demonstrates receipt of full title in the Seven Troughs claims, whichever is later; • $2,000,000 of expenditures within 36 months from exercising the exclusive option; and • Payment to TLRS of $150,000 in cash at 36 months from exercising the exclusive option. During the Earn-In Period, NDY will be the operator of the Project and responsible for payment of annual federal and county claim fees. For the avoidance of doubt, TLRS will be responsible for payment of annual federal and county claim fees due on 01 September 2022. NDY may withdraw from the Earn-In after spending $100,000, or if the transfer of claims ownership to TLRS is not successfully completed within 24 months of commencement of the Earn-In Period. TLRS will grant a one-time 'holiday period' of up to 12 months on prescribed expenditures and payments during the Earn-In Period (with the exception of the Earnest Money) should the transfer of title to TLRS of the Seven Troughs

1

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claims be delayed beyond 12-months from the exercise of the exclusive option. This "holiday period" may also be applied in case NDY experience a delay in securing drilling contractors. Details to be determined. <u>Joint Venture Period</u> Upon completion of the Earn-In Period, NDY will hold 51% interest and TLRS will have the option (for a period of up to 60 business days) to elect to fund and participate in a Joint Venture on the basis of its 49% interest in the Project. If TLRS elects not to participate or fails to provide such notice within the 60-business day period, NDY can earn an additional 24% interest (for a total interest of 75%) in the Project by: • spending $3,000,000 in exploration expenditures within three years from commencement of the Joint venture. • Issuing TLRS 2,000,000 common shares in the stock of NDY. TLRS retains a 25% free-carried interest to completion of a bankable feasibility study and a decision to mine. At the point of a decision to mine TLRS can elect: • to fund pro rata all future exploration and development expenditures; • to have its interest be diluted through the course of NDY investment to not less than 10%, at such time its interest is converted to a 1.5% NSR royalty or such lesser amount such that no claims are burdened with a total royalty of not more than 3.2%. For greater clarity, if TLRS dilutes to a royalty, the royalty will be 1.5% or capped at an amount that brings the total royalty burden to 3.2%; or • to transfer (within a reasonable period) its interest under terms at its sole discretion (Details regarding this transfer to be determined/further discussed). If and when the TLRS interest converts to a NSR royalty, NDY can elect to buy 1.0% of the TLRS royalty for a one-time payment of $2,000,000 in cash within 12 months of the decision to mine. (All royalty details, including size of buy-down payment, subject to due diligence). Agreement is subject to and conditional upon NDY: • raising necessary capital. • receiving ASX approval for the listing of its securities (IPO route) or completion of a reverse takeover (RTO route); and • obtaining al necessary board, shareholder, third party and regulatory approvals and consents required. Agreement is further subject to and conditional upon TLRS: • obtaining all necessary board and third party approvals. Upon exercise of a signed Term Sheet, the Vendor and Purchaser will use their best endeavours to negotiate a formal agreement containing the remaining material terms of the transaction which are not set out in this Term Sheet.

DJM

RRH 2 OK

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The above terms are hereby accepted and agreed.

Dated this 26th Day of April 2022

Executed by **Timberline Resources Corporation**:

Signature of Director

Patrick Highsmith

Name of Director (in full)

Signature of Secretary/Director

Donald James McDowell

~~Name of Secretary~~/Director (in full)

Executed by **Normandy Gold Limited**
[ACN 650 899 844]:

Signature of Director

Oliver Kreuzer

Name of Director (in full)

Signature of Secretary/Director

Paul Lawlor

~~Name of Secretary~~/Director (in full)

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SC H ED U L E 2 – SEVEN T R OU G H S P R OJ E C T

The Seven Troughs Project, Pershing County, Nevada, USA, comprising the following 64 patented claims and 238 unpatented mining claims.

Patented Claims:

Claim Count	Survey No	Patent No	Claim Name
1	3069	32957	Lookout No. 1
2	3069	32957	Lookout No. 2
3	3069	32957	Lookout No. 4
4	3215	46619	Rough Lock Fraction
5	3379	119765	Outlook No. 3
6	3379	119765	Lookout Fraction
7	3379	119765	Porphry Dike Fraction
8	3441	221095	Destroyer No. 1
9	3441	221095	Fairview
10	3441	221095	Fairview No. 1
11	3441	221095	Fairview No. 2
12	3441	221095	Fairview No. 3
13	3441	221095	Fairview Fraction
14	3441	221095	Wedge Fraction
15	3441	221095	Tonopah
16	3441	221095	End Line Fraction
17	3441	221095	Oversight
18	3452	221904	Idwal
19	3452	221904	Cymo
20	3452	221904	L. Lewellyn
21	3452	221904	Idris
22	3452	221904	Tomy
23	3452	221904	Ivor
24	3452	221904	Arrow
25	3503	213551	Grafter Fraction
26	3552	512653	Syndicate
27	3552	512653	Syndicate Fraction
28	3552	512653	Eclipse
29	3552	512653	Eclips Fraction
30	3552	512653	Eclips Fraction No. 1
31	3552	870845	Eclips No. 3
32	3565	153764	Nancy No. 2
33	3566	144753	Thanksgiving
34	3566	144753	Thanksgiving Fraction
35	3566	144753	White Cap

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36	3566	144753	White Cap Fraction
37	3569	261839	Fine Gold John Cleghorn
38	3570	266590	Yellow Dog No. 1
39	3570	266590	Yellow Dog No. 2
40	3570	266590	Badger No. 1 John Cleghorn
41	3570	266590	Badger No. 2 John Cleghorn
42	3570	266590	Jack Rabbit Fraction
43	3677	154557	High Up
44	3677	154557	High Up No. 1
45	3677	154557	High Up No. 2
46	3677	154557	Dixie Queen
47	3677	154557	Dixie Queen Annex
48	3677	154557	Martha G.
49	3772	298364	Signal Peak No. 1
50	3772	298364	Signal Peak No. 2
51	3772	298364	Signal Peak Fraction
52	3772	298364	Eureka
53	3772	298364	Great Dyke No. 2
54	3772	298364	Nancy Fraction
55	3772	298364	Humboldt
56	3824	279173	Lookout No. 3
57	3824	279173	Lookout No. 5
58	3824	279173	Lookout No. 6
59	3824	279173	Townsend Fraction
60	3824	279173	Canon Fraction
61	3824	279173	Saddle Fraction
62	4547	936719	Apex
63	4547	936719	Apex No. 1
64	4547	936719	Apex Fraction
Total Patented Mining Claims			64

Unpatented Claims:

Claim Count	NMC#	Claim Name	Book	Page
1	72929	REX	ML4	483
2	72930	REX NO. 1	ML4	484
3	72931	REX NO. 3	ML4	485
4	72932	REX NO. 4	ML4	486
5	72933	REX N0. 5	ML4	486
6	72934	REX NO. 6	ML4	487
7	72935	RUSTY PICK	ML4	478

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8	72936	RUSTY PICK NO. 1	ML4	479
9	72937	RUSTY PICK NO. 2	ML4	480
10	72938	RUSTY PICK NO. 3	ML4	480
11	72939	RUSTY PICK NO. 4	ML4	481
12	72940	RUSTY PICK NO.5	ML4	482
13	72941	RUSTY PICK NO. 6	ML4	482
14	72942	BUM	ML2	341
15	72943	GOLD CUP	ML2	235
16	72944	GOLD CUP #I	ML2	235
17	72945	GOLD CUP #2	ML2	236
18	72946	GOLD CUP #3	ML2	237
19	72947	RIPSNORTER	ML2	340
20	72948	LINK NO. 5	ML2	341
21	72949	TUNNEL NO.2	ML2	312
22	72950	TUNNEL NO.3	ML2	313
23	72951	TUNNEL NO.5	ML2	313
24	72952	TUNNEL NO.7	ML2	361
25	72953	TUNNEL N0.9	ML3	350
26	72954	TUNNEL NO. 11	ML3	351
27	72955	TUNNEL NO. 13	ML3	351
28	72956	TUNNEL NO. 14	ML3	352
29	72957	TUNNEL N0. 15	ML2	314
30	72958	TUNNEL N0.16	ML3	353
31	72959	TUNNEL N0. 17	ML2	315
32	72960	TUNNEL NO. 18	ML2	315
33	72961	TUNNEL NO. 19	ML2	316
34	72962	TUNNEL NO. 20	ML2	317
35	72963	TUNNEL NO. 21	ML2	317
36	72964	TUNNEL NO. 22	ML2	318
37	72965	TUNNEL NO. 23	ML2	319
38	72966	TUNNEL NO. 24	ML2	319
39	72967	SUNRISE NO. 1	ML2	342
40	72968	SUNRISE NO. 2	ML2	343
41	72969	DESERT GOLD	ML4	26
42	72970	KEYSTONE	Q	42 (H)
43	72971	GOLD PRINCE	p	598 (H)
44	72972	GOLD PRINCE NO. 2	ML2	144
45	72973	GOLD PRINCE NO. 3	ML2	145
46	72974	GOLD PRINCE #4	ML3	298
47	72975	GOLD PRINCE NO. 5	ML3	330
48	72976	FORD	ML4	535

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49	72977	FORD NO. I	ML4	536
50	72978	FORD NO. 2	ML4	536
51	72979	FORD NO. 3	ML4.	537
52	72980	FORD N0. 4	ML4	538
53	72981	FORD N0. 5	ML4	538
54	72982	FORD N0. 6	ML4	539
55	72983	FORD NO. 7	ML4	540
56	72984	FORD NO. 8	ML4	540
57	72985	FORD N0. 9	ML4	541
58	72986	FORD N0. 10	ML4	542
59	72987	CLIMAX	ML4	488
60	72988	CLIMAX N0. 1	ML4	488
61	72989	CLIMAX N0. 2	ML4	489
62	72990	CLIMAXN0. 3	ML4	490
63	72991	CLIMAX N0. 4	ML4	490
64	72992	SURVEY	ML3	244
65	72993	SURVEY NO. I	ML3	245
66	72994	SURVEY N0. 2	ML3	245
67	72995	SURVEY NO. 3	ML3	246
68	72996	SURVEY N0. 4	ML3	247
69	72997	SURVEY NO.5	ML3	247
70	72998	SURVEY N0. 6	ML3	248
71	72999	SURVEY NO. 7	ML3	248
72	73000	SURVEY NO.8	ML4	478
73	73001	YELLOW LEG NO. I	I	595 (H)
74	73002	YELLOW LEG NO. 2	I	596 (H)
75	73003	MOUNTAIN WELL	ML3	354
76	73004	CARLO FRACTION	ML4	594
77	19860	CR-5	90	48
78	19861	CR-6	90	50
79	19862	CR-7	90	52
80	73005	LEMON MIST	76	545
81	73006	LEMON MIST NO. 1	76	546
82	73007	LEMON MIST NO. 2	76	547
83	73008	LEMON MIST NO. 3	76	548
84	73009	LEMON MIST NO. 4	76	549
85	73010	LEMON MIST NO. 5	76	550
86	456453	MICRO-I	201	233
87	456454	MICR0-2	201	233
88	470526	PDM-1	208	235
89	470527	PDM-2	208	236

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90	470528	PDM-3	208	237
91	470529	PDM-4	208	238
92	470530	PDM-5	208	239
93	470531	PDM-6	208	240
94	470532	PDM-7	208	242
95	470533	PDM-8	208	243
96	470534	PDM-9	208	244
97	470535	PDM-10	208	246
98	470536	PDM-11	208	248
99	470537	PDM-12	208	250
100	470538	PDM-13	208	252
101	470539	PDM-14	208	254
102	470540	PDM-15	208	255
103	470541	PDM-16	208	256
104	470542	PDM-17	208	257
105	470633	MICR0-93	208	346
106	470634	MICR0-94	208	347
107	470635	MICR0-95	208	348
108	639698	CLIMAX B	261	624
109	639699	CLIMAX 2B	261	625
110	639700	STF 1	261	626
111	639701	STF 2	261	627
112	639702	STF 3	261	628
113	639703	STF 4	261	629
114	639704	STF 5	261	630
115	639705	STF6	261	631
116	639706	STF7	261	632
117	639707	STF 8	261	633
118	639708	STF 9	261	634
119	639709	STF 10	261	635
120	639710	STF 11	261	636
121	639711	STF 12	261	637
122	740070	JMR-10	303	605
123	740071	JMR-11	303	606
124	740072	JMR-12	303	607
125	740073	JMR-13	303	608
126	740074	JMR-14	303	609
127	740075	JMR-15	303	610
128	740076	JMR-16	303	611
129	740077	JMR-17	303	612
130	740078	JMR-18	303	613

27

131	740079	JMR-19	303	614
132	740080	JMR-20	303	615
133	740081	JMR-21	303	616
134	740082	JMR-22	303	617
135	740083	JMR-23	303	618
136	740084	JMR-24	303	619
137	740085	JMR-25	303	620
138	740086	JMR-26	303	621
139	740087	JMR-27	303	622
140	740088	JMR-28	303	623
141	740089	JMR-29	303	624
142	740090	JMR-30	303	625
143	740091	JMR-31	303	626
144	740092	JMR-32	303	627
145	740093	JMR-33	303	628
146	740094	JMR-34	303	629
147	740095	JMR-35	303	630
148	740096	JMR-36	303	631
149	740097	JMR-37	303	632
150	740098	JMR-38	303	633
151	740099	JMR-39	303	634
152	741327	JMR-40	304	663
153	741328	JMR-41	304	664
154	741329	JMR-42	304	665
155	741330	JMR-43	304	666
156	741331	JMR-44	304	667
157	741332	JMR-45	304	668
158	741333	JMR-46	304	669
159	741334	JMR-47	304	670
160	741335	JMR-48	304	671
161	741336	JMR-49	304	672
162	741337	JMR-50	304	673
163	741338	JMR-51	304	674
164	741339	JMR-52	304	675
165	741340	JMR-53	304	676
166	741341	JMR-54	304	677
167	741342	JMR-55	304	678
168	750190	WAGON 1	309	209
169	750191	WAGON 2	309	210
170	750195	WAGON 6	309	214
171	750196	WAGON 7	309	215

28

172	750197	WAGON 8	309	216
173	750202	WAGON 13	309	221
174	750203	WAGON 14	309	222
175	750204	WAGON 15	309	223
176	750205	WAGON 16	309	224
177	750210	WAGON 23	309	229
178	750211	WAGON 24	309	230
179	750212	WAGON 25	309	231
180	750213	WAGON 26	309	232
181	750214	WAGON 27	309	233
182	750219	WAGON 32	309	238
183	750220	WAGON 33	309	239
184	750221	WAGON 34	309	240
185	750226	WAGON 39	309	245
186	750227	WAGON 40	309	246
187	750228	WAGON 41	309	247
188	750229	WAGON 42	309	248
189	750230	WAGON 43	309	249
190	750231	WAGON 44	309	250
191	750232	WAGON 45	309	251
192	750233	WAGON 46	309	252
193	750234	WAGON 47	309	253
194	750235	WAGON 48	309	254
195	750236	WAGON 49	309	255
196	750242	WAGON 55	309	261
197	750243	WAGON 56	309	262
198	750244	WAGON 57	309	263
199	750245	WAGON 58	309	264
200	750246	WAGON 59	309	265
201	750247	WAGON 60	309	266
202	750248	WAGON 61	309	267
203	750249	WAGON 62	309	268
204	750250	WAGON 63	309	269
205	750251	WAGON 64	309	270
206	750252	WAGON 65	309	271
207	750253	WAGON 66	309	272
208	750254	WAGON 67	309	273
209	750255	WAGON 68	309	274
210	750276	WAGON 89	309	295
211	750277	WAGON 90	309	296
212	769073	STP 1	316	480

29

213	769074	STP2	316	481
214	769075	STP3	316	482
215	798923	JMR 71	337	512
216	798924	JMR 72	337	513
217	798925	JMR 73	337	514
218	798926	JMR 74	337	515
219	798927	JMR 75	337	516
220	798928	JMR 76	337	517
221	798929	JMR 77	337	518
222	798930	JMR 78	337	519
223	798931	JMR 79	337	520
224	798932	JMR 80	337	521
225	798933	JMR 81	337	522
226	798934	JMR 82	337	523
227	798939	JMR 87	337	528
228	802551	NM 214	340	698
229	804348	JMR 83R	342	353
230	804349	JMR 84R	342	354
231	804350	JMR 85R	342	355
232	804351	JMR 86R	342	356
233	805443	NM 264	343	687
234	809724	WAGON 9R	347	417
235	809725	NM 265	347	419
236	809726	NM 266	347	420
237	809727	NM 267	347	422
238	809728	NM 268	347	424
Total Lode Mining Claims				238

30

N
30N 28E
30N 29E
29N 29E
28E
SEVEN TROUGHS MOUNTAIN
AOI_1 mile
Township_Range_Section
TLR Leased Unpatented Claims
CR Microprobe Holdings LLC
Robinson John M
TLR Leased Patented Claims
Robinson John M
Miles
0 0.25 0.5 1

Sources: Esri, HERE, Garmin, Intermap, increment P Corp., GEBCO, USGS, FAO, NPS, NRCAN, GeoBase, IGN, Kadaster NL, Ordnance Survey, Esri Japan, METI, Esri China (Hong Kong), (c) OpenStreetMap contributors, and the GIS User Community

Figure 1 – Claim location map.

31

SC H ED U L E 3 – W A RRA N T I E S

PART 1

VENDOR WARRANTIES

The representations and warranties given by the Vendor are as follows:

(a)

the Vendor, or one of its affiliates, is the sole owner (or, with respect to properties held by the Vendor pursuant to a lease, the sole lessee) of the properties comprising the Seven Troughs Project as set forth on Schedule 2, subject to the final resolution of the matters already disclosed concerning the defunct underlying lessor of the claims; and

(b)	this MOA has been duly and validly executed and delivered by the Vendor.

PART 2

PURCHASER WARRANTIES

The representations and warranties given by the Purchaser are as follows:

(a)	the execution and delivery of this MOA have been duly and validly authorised by all necessary corporate action on behalf of the Purchaser;

(b)

the Purchaser has full corporate power and lawful authority to execute and deliver this MOA and to observe and perform or cause to be observed and performed all of its obligations in and under this MOA; and

(c)

no insolvency event has occurred in respect of the Purchaser, nor have any steps been taken for, or fact, act, matter or circumstance occurred which may be likely to give rise to any steps being taken for such an insolvency event.

32